THE MAINSTAY FUNDS

MainStay International Equity Fund

Supplement dated June 30, 2011 (“Supplement”)
to the Summary Prospectus and the Prospectus for MainStay International Equity Fund
dated February 28, 2011 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for the MainStay International Equity Fund (the “Fund”).  You may obtain copies of the Fund’s Summary Prospectus, Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the internet on the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

Change of Subadvisor

Effective July 1, 2011, all references to MacKay Shields LLC, as subadvisor of the Fund, are hereby deleted and replaced with references to Madison Square Investors LLC (“Madison Square Investors”).  Mr. Edward Ramos will become an employee of Madison Square Investors and will remain the Fund’s portfolio manager.

Madison Square Investors is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2010, Madison Square Investors managed approximately $11.4 billion in assets.

The Fund may experience a higher than usual portfolio turnover rate during the initial period of transition when securities held in the Fund’s portfolio are repositioned in connection with the change in portfolio management.

Additionally, the following changes are hereby made:

a.	The table in the section entitled “Management” on page 102 of the Prospectus is hereby deleted and replaced with the following:

Subadvisor	Portfolio Manager	Service Date
Madison Square Investors LLC	Edward Ramos, Senior Managing Director	Since May 2011

b.	The “Portfolio Manager Biographies” subsection beginning on page 152 of the Prospectus is hereby revised to include the following:

Edward Ramos, CFA – Mr. Ramos is a Senior Managing Director at Madison Square Investors.  Mr. Ramos serves as portfolio manager for MainStay International Equity Fund. Mr. Ramos joined New York Life Investments and MacKay Shields in May 2011 and Madison Square Investors in July 2011.  He has over 19 years of investment experience.  Prior to joining New York Life Investments and its affiliates, Mr. Ramos was with Morgan Stanley Investment Management from 2005 to 2010 where he was an Executive Director, Lead Portfolio Manager and Head of the Global Growth Team, focusing on international and global equities.  Mr. Ramos graduated from Lehigh University with a BS in Finance in 1989 and received his MBA from Columbia University Graduate School of Business in 1993.  He is a CFA charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY FUNDS

MainStay International Equity Fund

Supplement dated June 30, 2011 (“Supplement”)
to the Statement of Additional Information dated February 28, 2011, as amended June 20, 2011 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for the MainStay International Equity Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the Fund’s website at mainstayinvestments.com.  Please review this important information carefully.

Change of Subadvisor

Effective July 1, 2011, all references to MacKay Shields LLC, as subadvisor of the Fund, are hereby deleted and replaced with references to Madison Square Investors LLC (“Madison Square Investors”).  Mr. Edward Ramos will become an employee of Madison Square Investors and will remain the Fund’s portfolio manager.  Additionally, the following change is made:

The table under the heading “Subadvisory Agreements” section beginning on page 83 of the SAI, which sets forth the annual fee paid by the Manager to each Subadvisor, is hereby amended as follows:

Fund Name	Annual Fee
MainStay International Equity Fund	0.45%16
________________
16 0.45% on assets up to $500 million and 0.425% on assets in excess of $500 million.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.